ING EQUITY TRUST
ING VARIABLE INSURANCE TRUST
ING MUTUAL FUNDS

                                                                 EXHIBIT (H)(11)

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

                                             February 25, 2003

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VII, a newly established series of ING Equity Trust, ING GET U.S. Core Portfolio - Series 1, ING GET U.S. Core Portfolio - Series 2, ING GET U.S. Opportunity Portfolio - Series 1, and ING GET U.S. Opportunity Portfolio - Series 2, each a newly established series of ING Variable Insurance Trust and ING Global Equity Dividend Fund, a newly established series of ING Mutual Funds (collectively, the "New Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING Principal Protection Fund VII," "ING GET U.S. Core Portfolio - Series 1," "ING GET U.S. Core Portfolio - Series 2," "ING GET U.S. Opportunity Portfolio - Series 1," "ING GET U.S. Opportunity Portfolio
- Series 2" and "ING Global Equity Dividend Fund" to Exhibit A of the Agreement.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                                    Very sincerely,

                                                    Robert S. Naka
                                                    Senior Vice President
                                                    ING EQUITY TRUST
                                                    ING VARIABLE INSURANCE TRUST
                                                    ING MUTUAL FUNDS

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: ___________________________________
Name: _________________________________
Title: _______________, Duly Authorized

516787.1.02 5/27/2003 3:22 PM    Tel: 480-477-3000  ING Variable Insurance Trust
                                 Fax: 480-477-2700              ING Mutual Funds
7337 E. Doubletree Ranch Rd.     www.ingfunds.com
Scottsdale, AZ 85258-2034

                     FORM OF AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                          EFFECTIVE: FEBRUARY 25, 2003

                                                               TYPE OF             STATE OF             TAXPAYER
        TAXPAYER/FUND NAME                                  ORGANIZATION         ORGANIZATION           I.D. NO.
        ------------------                                  ------------         ------------           --------
ING CORPORATE LEADERS TRUST FUND                           Trust                 New York              13-6061925

ING EQUITY TRUST                                           Business Trust        Massachusetts         N/A
   ING Biotechnology Fund                                                                              86-1039031
   ING Convertible Fund                                                                                33-0552461
   ING Equity and Bond Fund                                                                            33-0552418
   ING Financial Services Fund                                                                         95-4020286
   ING Growth Opportunities Fund                                                                       04-2886865
   ING Large Company Value Fund                                                                        22-1644924
   ING LargeCap Growth Fund                                                                            33-0733557
   ING MidCap Opportunities Fund                                                                       06-1522344
   ING MidCap Value Fund                                                                               86-1048451
   ING Principal Protection Fund                                                                       86-1033467
   ING Principal Protection Fund II                                                                    86-1039030
   ING Principal Protection Fund III                                                                   86-1049217
   ING Principal Protection Fund IV                                                                    82-0540557
   ING Principal Protection Fund V                                                                     27-0019774
   ING Principal Protection Fund VI                                                                    48-1284684
   ING Principal Protection Fund VII*                                                                  TBD
   ING Real Estate Fund                                                                                43-1969240
   ING Research Enhanced Index Fund                                                                    06-1533751
   ING SmallCap Opportunities Fund                                                                     04-2886856
   ING SmallCap Value Fund                                                                             86-1048453
   ING Tax Efficient Equity Fund                                                                       23-2978988

ING FUNDS TRUST                                            Business Trust        Delaware              N/A
   ING Classic Money Market Fund                                                                       23-2978935
   ING European Equity Fund                                                                            23-2978987
   ING GNMA Income Fund                                                                                22-2013958
   ING High Yield Bond Fund                                                                            23-2978938
   ING High Yield Opportunity Fund                                                                     33-0715888
   ING Intermediate Bond Fund                                                                          52-2125227

                                                               TYPE OF             STATE OF             TAXPAYER
              TAXPAYER/FUND NAME                            ORGANIZATION         ORGANIZATION           I.D. NO.
              ------------------                            ------------         ------------           --------
ING FUNDS TRUST (CONTINUED)
   ING Lexington Money Market Trust                                                                    13-6766350
   ING Money Market Fund                                                                               86-0955273
   ING National Tax-Exempt Bond Fund                                                                   23-2978941
   ING Strategic Bond Fund                                                                             33-6170208

ING INVESTMENT FUNDS, INC.                                 Corporation           Maryland              N/A
   ING MagnaCap Fund                                                                                   22-1891924

ING MAYFLOWER TRUST                                        Business Trust        Massachusetts         N/A
   ING Growth + Value Fund                                                                             06-1465531
   ING International Value Fund                                                                        06-1472910

ING MUTUAL FUNDS                                           Business Trust        Delaware              N/A
   ING Emerging Countries Fund                                                                         33-0635177
   ING Global Real Estate Fund                                                                         86-1028620
   ING Global Technology Fund                                                                          23-2978990
   ING International Fund                                                                              22-3278095
   ING International SmallCap Growth Fund                                                              33-0591838
   ING Precious Metals Fund                                                                            13-2855309
   ING Russia Fund                                                                                     22-3430284
   ING Worldwide Growth Fund                                                                           33-0552475
   ING Global Equity Dividend Fund*                                                                    TBD

ING PRIME RATE TRUST                                       Business Trust        Massachusetts         95-6874587

ING SENIOR INCOME FUND                                     Business Trust        Delaware              86-1011668

ING VARIABLE INSURANCE TRUST                               Business Trust        Delaware              N/A
   ING VP Global Technology Portfolio                                                                  86-1037242
   ING VP High Yield Bond Portfolio                                                                    86-1037244
   ING VP Worldwide Growth Portfolio                                                                   25-6705433
   ING GET U.S. Core Portfolio - Series 1*                                                             TBD
   ING GET U.S. Core Portfolio - Series 2*                                                             TBD
   ING GET U.S. Opportunity Portfolio - Series 1*                                                      TBD
   ING GET U.S. Opportunity Portfolio - Series 2*                                                      TBD

--------
* This Amended and Restated Exhibit A to the Agency Agreement will be effective with respect to the Funds upon the effective date of the initial Registration Statement with respect to each Fund.

                                                               TYPE OF             STATE OF             TAXPAYER
              TAXPAYER/FUND NAME                            ORGANIZATION         ORGANIZATION           I.D. NO.
              ------------------                            ------------         ------------           --------
ING VARIABLE PRODUCTS TRUST                                Business Trust        Massachusetts         N/A
   ING VP Convertible Portfolio                                                                        86-1028318
   ING VP Emerging Countries Portfolio                                                                 86-1028317
   ING VP Financial Services Portfolio                                                                 86-1028316
   ING VP Growth + Value Portfolio                                                                     06-6396994
   ING VP Growth Opportunities Portfolio                                                               06-6493759
   ING VP High Yield Bond Portfolio                                                                    06-6396995
   ING VP International Portfolio                                                                      86-1028314
   ING VP International SmallCap Growth Portfolio                                                      86-1028313
   ING VP International Value Portfolio                                                                06-6453493
   ING VP Large Company Value Portfolio                                                                86-1028315
   ING VP LargeCap Growth Portfolio                                                                    86-1028309
   ING VP MagnaCap Portfolio                                                                           06-6493762
   ING VP MidCap Opportunities Portfolio                                                               06-6493760
   ING VP Research Enhanced Index Portfolio                                                            06-6397003
   ING VP SmallCap Opportunities Portfolio                                                             06-6397002

ING VP EMERGING MARKETS FUND, INC.                         Corporation           Maryland              06-1287459

ING VP NATURAL RESOURCES TRUST                             Business Trust        Massachusetts         22-2932678

        Last Approved: 2/25/03